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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

  Date of report (Date of earliest event reported): JULY 6, 2007 (June 29, 2007)

                          DURA AUTOMOTIVE SYSTEMS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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
          DELAWARE                      000-21139                38-3185711
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                     Identification No.)
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              2791 RESEARCH DRIVE, ROCHESTER HILLS, MICHIGAN 48309
          (Address of Principal Executive Offices, including Zip Code)

                                 (248) 299-7500
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

On June 29, 2007, the Company and its Debtor-in-possession lenders entered into Amendment No. 2 to the Revolving DIP Credit Agreement and Amendment No. 3 to the Term Loan DIP Agreement. The amendments primarily modified the minimum monthly EBITDA requirements for May, June, July, and August 2007, and allowable transactions with foreign subsidiaries not party to the agreements.

Complete copies of Amendment No. 2 to Revolving DIP Credit Agreement and Amendment No. 3 to Term Loan DIP Credit Agreement are filed herewith as Exhibits
99.1 and 99.2, respectively, and each is hereby incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        DURA AUTOMOTIVE SYSTEMS, INC.


Date: July 6, 2007                      By: /s/ David L. Harbert
                                            ------------------------------------
                                            David L. Harbert
                                            Vice President, Chief Financial
                                            Officer (principal accounting and
                                            financial officer)


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                                INDEX TO EXHIBITS

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
EXHIBIT NO.   DESCRIPTION
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
99.1          Amendment No. 2 to Revolving DIP Credit Agreement

99.2          Amendment No. 3 to Term Loan DIP Credit Agreement
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